American Century Investment Trust Summary Prospectus and Prospectus Supplement Short Duration Fund
Supplement dated May 15, 2020 ■ Summary Prospectus and Prospectus dated August 1, 2019

The following replaces the Average Annual Total Returns table on page 4 of the summary prospectus and page 5 of the prospectus:

Average Annual Total Returns For the calendar year ended December 31, 2018	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return Before Taxes	1.33%	1.20%	1.87%	—	11/30/2006
Return After Taxes on Distributions	0.30%	0.39%	1.09%	—	11/30/2006
Return After Taxes on Distributions and Sale of Fund Shares	0.78%	0.55%	1.12%	—	11/30/2006
I Class[1] Return Before Taxes	1.43%	1.31%	1.97%	—	04/10/2017
A Class Return Before Taxes	-1.16%	0.49%	1.38%	—	11/30/2006
C Class Return Before Taxes	0.22%	0.20%	0.85%	—	11/30/2006
R Class Return Before Taxes	0.82%	0.72%	1.37%	—	11/30/2006
R5 Class Return Before Taxes	1.53%	1.41%	2.07%	—	11/30/2006
R6 Class Return Before Taxes	1.48%	—	—	1.14%	07/28/2017
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	1.60%	1.03%	1.52%	—	—

[1]
Historical performance for the I Class prior to its inception is based on the performance of R5 Class shares. I Class performance has been adjusted to reflect differences in expenses between classes, if applicable.

©2020 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-96249 2005